EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT IS ENTERED INTO AND EFFECTIVE THE 24TH day of July, 2000 "the "Effective Date") by and between Klever Marketing, Inc., a Delaware Corporation (the "Company") and Corey Hamilton, (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company and Employee desire to enter into an agreement to set forth certain of the terms and conditions of Employee's employment as the President of the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1 Employment; Duties: The Company shall employ Employee as the President of the Company to perform such duties generally associated with such office. In such capacity, Employee shall report to and be under direct supervision of Paul G. Begum, the Company's Chairman/CEO.

2. Term of Agreement: This Agreement shall be effective as of the Effective Date and shall have a term of twelve (12) months, thereafter, subject to termination in accordance with section 5.

3.       Duties and Restrictions:

         3.1 Duties: Employee shall perform, on behalf of the Company, all duties and services as directed by his/her supervisor and as are customarily incident to his/her position. Employee shall devote his/her full time, effort and attention during regular business ours to the business and affairs of the Company and shall perform his/her duties and services hereunder to the best of his/her ability. Employee may serve as a director, as a trustee or in a similar position with one or more other additional entities, provided that such service is consented to in advance by the Board. Any fees or other compensation received by Employee for service as a director, as a trustee or in a similar position with another entity shall be retained by Employee.

         3.2 Confidentiality: Employee agrees to execute the form of Confidentiality and Non-Compete Agreement attached as Exhibit A hereto (the "Confidentiality Agreement"). Employee hereby represents to the Company that he/she has complied with all obligations under the Confidentiality Agreement and will continue to abide by its terms. He/She further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement of his/her employment by the company.

4. Compensation: For the duties and services to be performed by Employee hereunder, the Company shall pay Employee and Employee agrees to accept the salary and other benefits described below in this Section 4.


         4.1 Salary: Employee shall receive a base salary of $150,000 per year (the "Base Salary"), payable at such times as the other Employees of the Company are paid.

         4.2 Bonuses: Employee shall be eligible to earn performances bonuses as determined by the Board or its compensation committee, in its sole discretion.

         4.3 Employee Benefits: Employee shall be entitled to participate, to the extent he/she is eligible under the terms and conditions thereof, in any hospitalization of medical insurance plans, life insurance plans, retirement plans or other employee benefits plans which are generally available to employees of the Company. The Company shall be under no obligation to institute or continue the existence of any employee benefit plan described herein and may from time to time amend, modify or terminate any such employee benefit plan.

         4.4 Reimbursement of Expenses: Employee shall be authorized to incur and shall be reimbursed by the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policics.

         4.5 Stock Options: Employee is to be granted 100,000 shares of common stock, to vest quarterly over twelve (12) months. The vestment schedule to be as follows: 25,000 shares on August 1, 2000; 25,000 on November 1, 2000; 25,000 on February 1, 2001;
                  25,000 on May 1, 2000. Strike price to be based on the weighted average of the market price the week of July 2000. In the event the Company is purchased/acquired, all outstanding shares vest immediately.

5.       Termination and Termination Payments and Rights:

         5.1 Employee has the right to terminate his employment by the Company upon not less than one (1) month prior written notice to the Company. In the event of such elections, Employee's employment shall terminate effective upon the date set forth in such notice. In such event, the Company shall pay Employee all compensation (including Base Salary, as well as any bonus that has been earned on or prior to the date of termination) due him/her to the date of termination.

         5.2 The Company shall have the right to terminate Employee's employment without Cause (as defined below) upon not less than one (1) month prior written notice to Employee. If(i) the Company shall terminate the Employee's employment without Cause, or (ii) Employee shall terminate his/her employment for Good Reason (as defined below), the Company. shall pay
                  Employee all compensation (including any bonus that has been earned on or prior to the date of termination) ad benefits due him/her through the date one year following the Effective Date.

         5.3 The Company shall have the right to terminate Employee's employment with Cause upon written notice to Employee. In such even, the Company shall pay Employee all compensation (including Base Salary as well as any bonus that has been earned on or prior to the date of termination) due him/her to the date of his/her termination.

         5.4 Notwithstanding the preceding provisions of this Section 5, in the event of the Employee's termination of employment by the Company or by the Employee upon, or within one year of, a Change of Control, as hereinafter defined, the
                  Company shall be obligated to pay the Employee that portion of the Base Salary then in effect which shall have accrued to the Employee through and including the date upon which such Change in Control shall become effective, plus an amount equal to Two Hundred Percent (200%) of the Base Salary then in effect. As used in this Section, "change of Control" means any transaction or series of transactions which result in the sale of all or substantially all of the assets of the Company, a merger or consolidation of the Company with or into another entity, any ACQUISITION BY ANY PERSON OR ENTITY OF MORE THAN FIFTY PERCENT (50%) of the issued and outstanding stock of the Company, or the acquisition by any person or entity of debt instruments or equity securities of the Company which may, at any time, be converted into fifty percent (50%) or more of the issued and outstanding stock of the Company.

6.       Definitions:

         6.1 "Cause" shall mean (A) willful and repeated failure to comply with a lawful written direction of the Employee's supervisor,
                  (B) gross negligence or willful misconduct in the performance of duties to the Company and/or its subsidiaries, (C)
                  commission of any act of fraud with respect to the Company and/or it's subsidiaries, or (D) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company and/or its subsidiaries, in each case as determined in good faith by the Company's Board of Directors.

         6.2 "Good Reason" shall mean the occurrence of any of the following events: (i) change by the Company or its successor of Employee's functions, duties, or responsibilities, which would cause Employee's position to become one of materially less responsibility, importance or scope relative to the business being conducted by the Company (as opposed to any other business conducted by any such successor); (ii) a material reduction by the Company or its successor of Employee's base salary and bonus arrangement in effect; or
                  (iii) the Company's or its successor's requiring Employee to be based anywhere other than within fifty (50) miles of the greater Salt Lake City area, except for required business travel.

7. Vacation: Employee shall be entitled to vacation annually, to be taken in accordance with the Company's vacation policies for employees, as in effect from time to time.

8. Indemnification: In the event Employee is made, or threatened to be made, a party to any legal action or preceding, whether civil or criminal, by reason of the fact that Employee is or was a director or officer of the Company or serves or served any other corporation fifty percent (50%) or more owned or controlled by the Company in any capacity at Company's request, Employee shall be indemnified by the Company, and the Company shall pay Employee's related expenses when and as incurred, all to the full extent permitted by law.

9. Non-competition Covenant: During the period specified below, Employee hereby agrees that he/she shall not do any of the following without the prior written consent of the Board:

         9.1 Compete: Carry on anywhere in the United States any business or activity (whether directly or indirectly, as a partner, shareholder, owner, principal, agent, director, affiliate, employee, advisor or consultant) which is competitive with the business conducted by the company at the time of termination of Employee's employment or which the Company, at or prior to such termination, has considered or contemplated conducting and the Employee is aware of this possibility. Ownership of no more than five percent (S%) of the outstanding voting stock of a publicly traded corporation shall not constitute a violation of this provision.

         9.2 Solicit Business: Solicit or influence or attempt to influence any client, customer, or other persons, either directly or indirectly, to direct such client's, customer's or other person's purchase of the Company's products and/or services away from the Company or to any person, firm, corporation, institution, or other entity other than the Company.

         9.3 Solicit Personnel.: Solicit any employee of the Company for employment by anyone other than the Company. For purposes of this Section, the term "solicit" shall not include the following activities by Employee: (i) advertising for employment in ANY BULLETIN BOARD (INCLUDING ELECTRONIC BULLETIN BOARDS), NEWSPAPER, trade journal, or other publication available for general distribution to the public;
                  (ii) participation in any hiring fair or similar event open to the public not targeted at the Company's employees, (iii) use of recruiting or employee search firms that have been instructed by Employee not to target any such employee, and
                  (iv) negotiating with and/or offering employment to any such employee who initially contact Employee or one of its affiliates or who engages in discussions with Employee or one of its affiliates as a result of any of the activities included in clauses (i)-(iii). Employee may employ any such employee provided that neither it nor any of its affiliates has solicited such employee in contravention of this Section 9.3

         9.4 Termination: The covenants set forth in this Section 9 shall be effective commencing as of the date hereof and shall continue for a period of one (I) years following termination of Employee's employment with the Company.

10. SUCCESSORS: ANY SUCCESSOR TO THE COMPANY (WHETHER DIRECT OR INDIRECT AND whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of the rights of the parties hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributes, devisees and legatees.

11. Notice: Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or Lent by facsimile or three days after the date when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices to Employee shall be addressed to Employee at the address recorded in Employee's personnel file. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

12.      MISCELLANEOUS PROVISIONS:

         12.1 WAIVER: NO PROVISION OF THIS AGREEMENT SHALL BE MODIFIED, WAIVED OR DISCHARGED UNLESS THE MODIFICATION, WAIVER OR DISCHARGE IS AGREED TO IN WRITING AND SIGNED BY EMPLOYEES AND BY AN OFFICER OF THE COMPANY (OTHER THAN EMPLOYEE) AUTHORIZED BY THE BOARD TO SIGN SUCH MODIFICATION, WAIVER OR DISCHARGE. NO WAIVER BY EITHER PARTY OR ANY BREACH OF, OR OF COMPLIANCE WITH, ANY CONDITION OR PROVISION OF THIS AGREEMENT BY THE
                  OTHER  PARTY  SHALL  BE  CONSIDERED  A  WAIVER  OF  ANY  OTHER
                  CONDITION OR PROVISION OR OF THE SAME CONDITION OR PROVISION AT ANOTHER TIME.

         12.2 ENTIRE AGREEMENT: NO AGREEMENTS, REPRESENTATIONS OR UNDERSTANDING (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED) WHICH ARE NOT EXPRESSLY SET FORTH IN THIS AGREEMENT HAVE BEEN MADE OR ENTERED INTO BY EITHER PARTY WITH RESPECT TO THE SUBJECT MATTER HERETO.

         12.3 CHOICE OF LAW: THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH APPLICABLE TO CONTRACTS WHOLLY MADE AND PERFORMED IN SUCH STATE.

         12.4 SEVERABILITY: IF ANY TERM OR PROVISION OF THIS AGREEMENT OR THE APPLICATION THEREOF TO ANY CIRCUMSTANCE SHALL, IN ANY JURISDICTION AND TO ANY EXTENT, BE INVALID OR UNENFORCEABLE, SUCH TERMS OR PROVISION SHALL BE INEFFECTIVE AS TO SUCH JURISDICTION TO THE EXTENT AS SUCH INVALIDITY OR
                  UNENFORCEABILITY    WITHOUT    INVALIDATING    OR    RENDERING
                  UNENFORCEABLE THE REMAINING TERMS AND PROVISIONS OF THIS AGREEMENT OR THE APPLICATION OF SUCH TERMS AND PROVISIONS TO CIRCUMSTANCES OTHER THAN THOSE AS TO WHICH IT IS HELD INVALID OR UNENFORCEABLE, AND A SUITABLE AND EQUITABLE TERM OR PROVISION SHALL BE SUBSTITUTED THEREFORE TO CARRY OUT, INSOFAR AS MAY BE VALID AND ENFORCEABLE, THE INTENT AND PURPOSE OF THE INVALID OR UNENFORCEABLE TERM OR PROVISION.

         12.5 EMPLOYMENT TAXES: ALL PAYMENTS MADE PURSUANT TO THIS AGREEMENT WILL BE SUBJECT TO WITHHOLDING OF APPLICABLE INCOME AND EMPLOYMENT TAXES.

         12.6 ASSIGNMENT OF COMPANY: THE COMPANY MAY ASSIGN ITS RIGHTS UNDER THIS AGREEMENT TO AN AFFILIATE, AND AN AFFILIATE MAY ASSIGN ITS RIGHTS UNDER THIS AGREEMENT TO ANOTHER AFFILIATE OF THE COMPANY OR TO THE COMPANY. IN THE CASE OF ANY SUCH ASSIGNMENT, THE TERM "COMPANY" WHEN USED IN A SECTION OF THIS AGREEMENT SHALL MEAN THE CORPORATION THAT ACTUALLY EMPLOYS EMPLOYEE.

         12.7 COUNTERPARTS: THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHOM SHALL BE DEEMED AN ORIGINAL, BUT ALL OF THIS TOGETHER WILL CONSTITUTE ONE AND THE SAME INSTRUMENT.

13. ARBITRATION OF DISPUTES: ANY CONTROVERSY, DISPUTE OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE BREACH THEREOF, OR THE EMPLOYMENT RELATIONSHIP BETWEEN THE PARTIES WHICH CANNOT BE RESOLVED AMICABLY BY THE PARTIES SHALL BE SETTLED BY ARBITRATION IN SALT LAKE CITY, UTAH, BEFORE A SINGLE ARBITRATOR, IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THIS ARBITRATION SHALL BE BINDING ON THE PARTIES AND THE ARBITRATION DECISION MAY BE ENFORCED IN A COURT OF COMPETENT JURISDICTION IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH. THE ONLY EXCEPTION TO THIS PROVISION IS IN PARAGRAPH 14 BELOW, RELATING TO INJUNCTION PROCEEDINGS. THE COMPANY WILL BE RESPONSIBLE FOR THE ARBITRATION COSTS INCURRED IN ARBITRATING ANY SAID
         DISPUTE, BUT SUCH COSTS SHALL NOT INCLUDE ANY ATTORNEY'S FEES AND RELATED EXPENSES INCURRED BY EMPLOYEE IN THE COURSE OF THE ARBITRATION.

14. INJUNCTIVE RELIEF: EMPLOYEE STIPULATES THAT THE SERVICES TO BE PERFORMED BY HIM/HER UNDER THIS AGREEMENT ARE OF SPECIAL, UNIQUE, UNUSUAL, EXTRAORDINARY, AND INTELLECTUAL CHARACTER, THAT SUCH SERVICES GIVE THIS AGREEMENT PARTICULAR VALUE AND THAT THE LOSS OF SUCH SERVICES CANNOT REASONABLY OR ADEQUATELY BE COMPENSATED IN DAMAGES. ACCORDINGLY, EMPLOYEE AGREES THAT ANY BREACH OF THIS AGREEMENT BY EMPLOYEE WILL ENTITLE THE COMPANY TO INJUNCTIVE OR OTHER EQUITABLE RELIEF TO PREVENT SUCH BREACH, EITHER BEFORE AN ARBITRATOR AS PROVIDED IN PARAGRAPH 13 ABOVE, OR BEFORE ANY COURT HAVING JURISDICTION OVER THE PARTIES.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN:

                  KLEVER MARKETING, INC.

                  PAUL G. BEGUM                     COREY HAMILTON
                  CHAIRMAN/CEO